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                  GREENWICH STREET SERIES FUND (the "Trust")
                     Equity Income Portfolio (the "Fund")

     SUPPLEMENT DATED DECEMBER 19, 2001 TO PROSPECTUS DATED APRIL 28, 2001

   The following information supercedes or supplements the disclosure in the Prospectus of the Fund. Defined terms have the same meanings as set forth in the Prospectus.

   Effective on or about December 17, 2001, the following changes were implemented for the Fund:

  .  The Fund's name was changed to Salomon Brothers Variable All Cap Value
     Fund;

  . The Fund's investment adviser was changed to Salomon Brothers Asset Management Inc. ("Adviser"). The Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and is located at 388 Greenwich Street, New York, New York 10013. The Adviser is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc. As of September 30, 2001, the Adviser had approximately $35 billion of assets under management including approximately $3 billion in all cap value accounts.

  . The Fund's performance will continue to be compared to the S&P 500 Index, an unmanaged broad-based index of common stocks. In light of the change in the Fund's investment objective, the Fund will no longer compare its performance to the Variable Annuity Lipper Equity Income Funds Peer Group Average.

   The investment objective, investment policies and principal risks of the Fund have also been changed as follows:

Investment Objective

   The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

Principal Investment Strategy

   The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the Adviser selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Adviser believes smaller companies offer more attractive value opportunities.

How the Adviser Selects the Fund's Investments

   The Adviser employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the Adviser uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Adviser looks for a positive catalyst in the company's near term outlook which the Adviser believes will accelerate earnings or improve the value of the company's assets. The Adviser also emphasizes companies in those sectors of the economy which the Adviser believes are undervalued relative to other sectors.

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   When evaluating an individual stock, the Adviser looks for:

  .  Low market valuations measured by the Adviser's valuation models

  .  Positive changes in earnings prospects because of factors such as:

          New, improved or unique products and services

          New or rapidly expanding markets for the company's products

          New management

  . Changes in the economic, financial, regulatory or political environment particularly affecting the company

  .  Effective research, product development and marketing

  .  A business strategy not yet recognized by the marketplace

Principal Risks of Investing in the Fund

   Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if any of the following occurs:

  .  Stock prices decline generally

  . The Adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

  . An adverse event, such as negative press reports about a company in which the Fund invests, depresses the value of the company's stock

  . The markets strongly favor growth stocks over stocks with value characteristics

  .  Small or medium capitalization companies fall out of favor with investors

   Compared to mutual funds that focus only on large capitalization companies, the Fund's share price may be more volatile because the Fund also invests a significant portion of its assets in small and medium capitalization companies.

   Compared to large companies, small and medium capitalization companies are more likely to have:

  .  More limited product lines

  .  Fewer capital resources

  .  More limited management depth

   Further, securities of small and medium capitalization companies are more likely to:

  .  Experience sharper swings in market values

  .  Be harder to sell at times and at prices the Adviser believes appropriate

  .  Offer greater potential for gains and losses

   FD 02462

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